Related Party Transactions	12 Months Ended
Dec. 31, 2011
Related Party Transactions [Abstract]
Related Party Transactions
Note 15 - Related Party Transactions

Some of the Corporation's or the Bank's directors, principal officers, and their related interests had transactions with the Bank in the ordinary course of business.  All loans and loan commitments in such transactions were made on substantially the same terms, including collateral and interest rates, as those prevailing at the time for comparable transactions with others.  In the opinion of management, these transactions with related parties do not involve more than normal risk of collectibility or present other unfavorable features.  It is anticipated that further such extensions of credit will be made in the future.  The aggregate amount outstanding to these directors and principal officers was approximately $188,000 and $199,000 at December 31, 2011 and 2010, respectively.  During 2011, there were no advances and repayments totaled $11,000.